BancorpSouth, Inc. Investor Presentation November 2012 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,”
“may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about maturities of our CDs, our strategic focus, revenue growth opportunities, branch expansion, fee revenue growth, integration of specialty lending lines of business, improvement of asset quality, branch optimization, the effectiveness of our new regional management structure, geographic expansion of mortgage originators, expansion of insurance agencies, marketing of foreclosed properties, our ability to exit non-performing and criticized relationships, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the
Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the short-
term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the
Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
BancorpSouth Bank cities and communities

BancorpSouth

Right Where You Are

3 Locations as of September 30, 2012 Footprint – 260 Bank Locations

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
BancorpSouth Insurance Locations
Securance Group Locations

BancorpSouth
Right Where You Are

30 Insurance Locations With 164 Licensed Producers 4 Locations and head count as of September 30, 2012

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
BancorpSouth Mortgage Locations

BancorpSouth

Right Where You Are

72 Mortgage Locations With 104 Originators 5 Locations and head count as of September 30, 2012

Diversified Revenue Stream
Percentages and amounts based on data for the nine months ended September 30, 2012
*Excludes net securities gains of $0.3 million and negative MSR valuation adjustment of $3.3 million
Almost 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $212.3M*

Insurance
Commissions
33%
Mortgage
lending
20%
Card and
merchant fees
11%
Service
charges
20%
Trust income
4%
Other
12%

$71
$87
$81
$82
$87
$69
$0
$200
$400
$600
$800
$1,000
$0
$20
$40
$60
$80
$100
2007 2008 2009 2010 2011 9/30/12
Insurance Commission Revenue Premium Dollars Written

Insurance Commissions
Insurance Commissions Account for Approximately 1/3 of Noninterest Revenue
Fiscal Year
Year-to-Date
Dollars in millions
Premium Dollars Written
Commission Revenue

$10
$13
$30
$34
$31
$43
$0
$500
$1,000
$1,500
$2,000
$2,500
$0
$10
$20
$30
$40
$50
2007 2008 2009 2010 2011 9/30/12
Mortgage Lending Revenue* Mortgage Production

Mortgage Lending Revenue
Record Mortgage Production of $608 Million for the Third Quarter
Fiscal Year Year-to-Date
Dollars in millions
*Excludes MSR valuation adjustments
Revenue Production

Non-Interest
Bearing
23%
Interest Bearing
DDA
43%
Time
24%
Savings
10%
Core Deposit Franchise
Reduced reliance on public funds
deposits and single service CDs
Noninterest bearing deposits have
grown approximately 13% since
September 30, 2011
Cost of total deposits for the quarter
ended September 30, 2012 was 0.52%
Approximately $938 million in CDs
maturing over the next two quarters at a
weighted average rate of approximately
0.77%
As of and for the period ended September 30, 2012
(except where otherwise indicated)
$11.0B Total
Deposit Composition

3.68%
3.75% 3.77%
3.70%
3.69%
3.66%
3.65%
3.55%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2007 2008 2009 2010 2011 3/31/12 6/30/12 9/30/12
Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

Strong Core Capital Base
Core capital base consisting of 100% common equity
Continued improvement in capital levels, internally generated and through common stock offering in January 2012

6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
Total capital
Tier I capital
Tier I leverage capital
14.81%
13.55%
10.22%
12.62%
11.36%
8.66%

12 Financial Highlights

Third Quarter Financial Highlights
At and for the three months ended September 30, 2012

Net income of $23.8 million, or $0.25 per diluted share
Record mortgage production of $608 million, which contributed to
$16.8 million of mortgage lending revenue excluding a negative MSR valuation adjustment of $3.2 million
Sequential quarter growth in other noninterest revenue sources including credit and debit card fees, service charges, and insurance commissions
Continued improvement in many credit quality indicators including total NPLs and NPAs, classified loans, and nonaccrual loan formation and stabilization in other such indicators including the provision for credit losses and net charge-offs
Capital ratios continue to improve

Net Income
Meaningful Improvement in Profitability Levels

Net Income for quarters ended as of dates shown
Dollars in millions
($2.1)
$8.4
($12.6)
$11.3
$15.8
($0.5)
$12.8
$11.9
$13.3
$22.9
$20.6
$23.8
($20)
($10)
$0
$10
$20
$30
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12

NPA Improvement
Dollars in millions
NPLs include non-accrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned
Total NPAs Have Declined $185 Million Since the Peak at 3/31/11

$302
$409
$394
$425
$380
$363
$322
$285
$267
$247
$68
$83
$133
$136
$151
$163
$174
$168
$144
$128
$370
$492
$528
$561
$531
$525
$496
$453
$411
$376
$100
$200
$300
$400
$500
$600
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
NPLs OREO

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

Payments of $110 million received on non-accrual loans over the past 5 quarters
$20.2
$15.1
$20.6
$27.1
$26.7
$0
$5
$10
$15
$20
$25
$30
9/30/11 12/31/11 3/31/12 6/30/12 9/30/12

$0
$100
$200
$300
$400
9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
51% 54% 55%
57%
57% of non-accrual loans were paying as agreed as of September 30, 2012
48%

Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Dollars in millions
Data for quarters ended as of dates shown
Positive Trend in Net Charge-Offs
% Avg. Loans

$50 $51
$51
$52
$33
$23
$24
$23
$12
$13
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
Net charge-offs Net charge-offs / average loans

Decreased Exposure in CAD Portfolio
Dollars in millions
Net loans and leases
Residential CAD has declined almost 50% over the past 2 years

$570
$523
$456
$420
$393
$377
$342
$317
$288
$263
$1,419
$1,336
$1,175
$1,117
$1,061
$977
$908
$858
$835
$824
$0
$400
$800
$1,200
$1,600
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
Residential CAD All Other Construction, Acquisition and Development

20 Strategic Focus

Strategic Focus
Revenue Growth Opportunities
Pursue quality loan growth
Branch expansion in certain growth markets
Continue to focus on fee revenue growth
Expand mortgage originators geographically
Continue to seek opportunities for expansion in insurance
Integration of specialty lending lines of business into general banking structure
Efficiency Opportunities
Continue progress in improving asset quality
Aggressively market foreclosed properties
Directed exits of non-performing and criticized relationships
Branch optimization
Monitoring of headcount
Geographic reorganization of general bank from 10 regions to 4 regions

Summary
Measurable increases in profitability levels
Consistent core earnings with almost 40% of total revenue
derived from noninterest sources
Record mortgage loan production
Growth in other noninterest revenue sources including credit and debit card fees, service charges, and insurance commissions
Continued progress in improving asset quality
6
th
consecutive quarter of improvement in total NPLs and NPAs
Stabilization of provision and net charge-off levels
Revenue growth opportunities
Efficiency and expense control initiatives
Data as of and for the quarter ended September 30, 2012